UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2002

NATION ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-30193
(Commission File Number)

59-2887569
(IRS Employer Identification No.)

Suite 1100 – 609 West Hastings Street, Vancouver, British Columbia, Canada  V6B 4W4
(Address of principal executive offices and Zip Code)

800.400.3969
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On November 14, 2002, we filed our Form 10-QSB Quarterly Report for the period ended September 30, 2002 with the United States Securities and Exchange Commission.  In connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as exhibits 99.1 and 99.2 to this Form 8-K Current Report the Certification of the President and Chief Executive Officer and the Certification of the Chairman of the Board and Chief Financial Officer, respectively.

Exhibits

99.1 Certification dated November 14, 2002

99.2 Certification dated November 14, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATION ENERGY, INC.

By: _”Donald A Sharpe”_________________________________
Donald Sharpe
President and Chief Executive Officer
Date: November 14, 2002

By: __”John R Hislop”________________________________
John Hislop
Chairman of the Board and Chief Financial Officer
Date: November 14, 2002